EXHIBIT 10.75


C L I F F O R D                                   LIMITED LIABILITY PARTNERSHIP
C H A N C E

                                                                 CONFORMED COPY





                              DATED 1 OCTOBER 2001




                         YORKSHIRE POWER FINANCE LIMITED

                                    as Issuer


                                     - and -

                          YORKSHIRE POWER GROUP LIMITED

                                  as Guarantor


                                     - and -

                         BANKERS TRUSTEE COMPANY LIMITED

                                   as Trustee




                          FIRST SUPPLEMENTAL TRUST DEED

                  relating to (pound)200,000,000 7.25 per cent.

                            Guaranteed Bonds due 2028


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                                    CONTENTS


Clause                                                                    Page

1. Definitions And Interpretation                                            1

2. Representations And Warranties                                            2

3. Amendments To The Principal Trust Deed                                    2

4. Trust Deed                                                                4

5. Conditions Precedent                                                      4

6. Costs, Expenses And Indemnification                                       5

7. Further Assurance                                                         5

8  Counterparts                                                              5

9. Governing Law And Jurisdiction                                            5

10. Third Party Rights                                                       6


Schedule 1 CONDITIONS OF THE ORIGINAL BONDS                                  7

Schedule 2 FORM OF NOTICE TO BONDHOLDERS                                    25



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THIS FIRST SUPPLEMENTAL TRUST DEED is made on 1 October 2000

BETWEEN:

(1)      YORKSHIRE POWER FINANCE LIMITED as Issuer ("YPFL" or the "Issuer");

(2)      YORKSHIRE POWER GROUP LIMITED as Guarantor (the "Guarantor"); and

(3) BANKERS TRUSTEE COMPANY LIMITED (the "Trustee" which expression where the context so admits, includes all persons for the time being the trustee or trustees of this First Supplemental Trust Deed).

WHEREAS:

(A) YPFL has issued the Original Bonds constituted by a trust deed (the "Principal Trust Deed") dated 4 February 1998 made between the Issuer, the Guarantor and the Trustee.

(B) The parties hereto agree to enter into this First Supplemental Trust Deed to make certain amendments to the Conditions as a consequence of changes in the UK regulatory regime for the electricity sector under the Utilities Act 2000 (the "Regulatory Changes"), to make certain amendments to the Principal Trust Deed as a result of the coming into force of the Trustee Act 2000 and to make various miscellaneous amendments to the Conditions, pursuant to Condition 16(b) and Clause 19(B)(i) of the Principal Trust Deed.

NOW THIS DEED WITNESSETH and it is hereby agreed and declared as follows:

1. DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this First Supplemental Trust Deed:

         "Completion Date" means 1 October 2001 or such other date as the Trustee may agree by notice to the other parties hereto; and

         "IFA" means an independent financial adviser, appointed pursuant to an engagement letter dated 28 September 2001; and

         "Trust Deed" means the Principal Trust Deed as supplemented by this First Supplemental Trust Deed.

1.2      Principles of interpretation

         In this First Supplemental Trust Deed:

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         1.2.1    Clauses and Schedules: any reference to a Schedule or a Clause or sub-clause is, unless otherwise stated, to a schedule hereto or a clause or sub-clause hereof respectively; and

         1.2.2 Principal Trust Deed: save as herein otherwise provided, all words and expressions defined in the Principal Trust Deed shall where the context so requires and admits have the same meaning in this First Supplemental Trust Deed and the principles of interpretation specified in Clause 1(B) of the Principal Trust Deed shall where the context so requires and admits also apply to this First Supplemental Trust Deed.

2. REPRESENTATIONS AND WARRANTIES

         The Issuer and the Guarantor represent and warrant to the Trustee as follows:

2.1 The Issuer is duly incorporated under the laws of the Cayman Islands and the Guarantor is duly incorporated under the laws of England and each of the Issuer and the Guarantor has full power and capacity to execute and deliver this First Supplemental Trust Deed and to undertake and perform the obligations expressed to be assumed by it herein and has taken all necessary action to approve and authorise the same;

2.2 All authorisations, consents and approvals required by each of the Issuer and the Guarantor, for or in connection with the execution of this First Supplemental Trust Deed and the performance by the Issuer and the Guarantor of the respective obligations expressed to be undertaken by them herein have been obtained and are in full force and effect;

2.3 No Event of Default, and no condition, event, or act which, with the lapse of time and/or the giving of a notice and/or the issuing of any certificate, would be an Event of Default, has occurred or will occur on the Completion Date.

3. AMENDMENTS TO THE PRINCIPAL TRUST DEED

         The Principal Trust Deed, with effect from the Completion Date, shall be amended as follows:

3.1      Part II of the Second Schedule shall be deleted and replaced by
         Schedule 1 hereto;

3.2 The definition of "Cedel" in Clause 1(A) shall be deleted and replaced with the following text:

         "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme, Luxembourg;";

3.3 The following text shall be inserted after the definition of "Coupons" in Clause 1(A):

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         "Distribution Licence" has the meaning set out in Condition 3;

         "Distribution Subsidiary" has the meaning set out in Condition 3;

3.4 The definition of "Euroclear" in Clause 1(A) shall be deleted and replaced with the following text:

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

3.5 The following text shall be inserted after the definition of "Liability" in Clause 1(A):

         "London Stock Exchange" means the London Stock Exchange plc or any successor thereto;

3.6 The following text shall be inserted after the definition of "Trust Corporation" in Clause 1(A):

         "UK Listing Authority" means the Financial Services Authority in its capacity as competent authority under the Financial Services Act 1986;

3.7 The definitions of "PES Licence" and "PES Subsidiary" in Clause 1(A) shall be deleted in their entirety;

3.8      In Clause 1(B), the following text shall be inserted after sub-clause
         (xi):

         "(xii) All references in these presents to Securities being "listed" or "having a listing" shall, in relation to the London Stock Exchange, be construed to mean that such Securities have been admitted to the Official List by the UK Listing Authority and to trading on the London Stock Exchange's market for listed securities and all references in these presents to "listing" or "listed" shall include references to "quotation" and "quoted" respectively.

         (xiii) All references in these presents to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system as is approved by the Trustee.

3.9 All references to "PES Licence" shall be deleted and replaced by "Distribution Licence" and all references to "PES Subsidiary" shall be deleted and replaced by "Distribution Subsidiary";

3.10 All references to "Trustee Act 1925" shall be deleted and replaced by "Trustee Act 1925 and Trustee Act 2000 (together the "Trustee Acts")"; and

3.11 All references to "Cedel Bank" shall be deleted and replaced by "Clearstream, Luxembourg".

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3.12     Clause 16(D) shall be deleted and replaced with the following text:

         "The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Trustee may determine, including for the purpose of depositing with a custodian these presents or any document relating thereto and the Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer."

3.13 The following shall be inserted in the second line of Clause 16(S), after the words "employ and pay an agent":

         "on any terms"

3.14     The following shall be inserted as a new clause 16(U):

         "Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act."

3.15     The following shall be inserted as a new Clause 30:

         "RIGHTS OF THIRD PARTIES

         NO person shall have any right under the Contracts (Rights of Third Parties Act 1999) to enforce any term of these presents, but this does not affect any right or remedy of any third party which exists or is available apart from that Act."

4. TRUST DEED

4.1 With effect from the date of this First Supplemental Trust Deed, the Principal Trust Deed shall be amended to conform with the amendments contained herein. Thereafter, without prejudice to any existing rights and obligations, the Principal Trust Deed as so amended shall continue in full force and effect. Save as provided herein, the Principal Trust Deed shall be read and construed in conjunction as one document with this First Supplemental Trust Deed.

4.2 The Trustee agrees, pursuant to Clause 19(B)(i) of the Principal Trust Deed and based, in respect of the amendments consequent on the Regulatory Changes, on expert advice received from the IFA, that the amendments made by this First Supplemental Trust Deed are not materially prejudicial to the Holders and Couponholders and concurs with the amendments.

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5. CONDITIONS PRECEDENT

5.1      Conditions Precedent

         5.1.1 This First Supplemental Trust Deed shall only take effect on the Completion Date upon the delivery to the Trustee of the following documents in a form satisfactory to the Trustee:

                  (a) Supplemental Agency Agreement: a duly executed supplemental agency agreement where each of the Issuer and the Guarantor agrees to be bound by the Agency Agreement insofar as it relates to the Original Bonds;

                  (b) IFA's Certificate: a certificate dated on or before the Completion Date from the IFA; and

                  (c) Notice to Bondholders: the notice to Bondholders substantially in the form set out in Schedule 2 (the "Notice to Bondholders").

         5.1.2 The Issuer shall procure the publication of the Notice to Bondholders in accordance with the Trust Deed as soon as practicable after the Completion Date.

5.2 The Trustee may in its discretion waive the delivery, or the form, of any of the documents referred to in Clause 5.1.1 of this First Supple-mental Trust Deed or any part of them.

6. COSTS, EXPENSES AND INDEMNIFICATION

6.1 The Issuer and the Guarantor shall, from time to time on demand of the Trustee, reimburse the Trustee for all proper costs and expenses (including legal fees) incurred by it in connection with the negotiation, preparation and execution or purported execution of this First Supplemental Trust Deed and the completion of the matters herein contemplated.

6.2 The Issuer and the Guarantor shall jointly and severally indemnify the Trustee and every attorney, manager, agent, delegate or other person properly appointed by it hereunder against any and all losses, liabilities, costs, claims, actions or demands incurred by it or him or which may be made against it or him as a result of or in connection with the execution or purported execution of this First Supplemental Trust Deed and the amendments hereby effected.

7. FURTHER ASSURANCE

         The Issuer and the Guarantor jointly and severally undertake to the Trustee to execute all such other documents and comply with all such

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         other requirements to effect the amendments contemplated hereby and any other matter incidental thereto as the Trustee may direct in the interests of the Holders.

8.       COUNTERPARTS

         This First Supplemental Trust Deed may be executed in counterparts (and in engrossment, photocopy or facsimile form) and the executed documents shall, from the date on which all parties hereto have executed a counterpart hereof, be construed and have effect as though all such counterparts were one document executed by the parties hereto.

9. GOVERNING LAW AND JURISDICTION

9.1 This First Supplemental Trust Deed is governed by, and shall be construed in accordance with, the laws of England.

9.2 Clause 28 of the Principal Trust Deed shall apply, mutatis mutandis, to this First Supplemental Trust Deed as if set out herein in full.

10. THIRD PARTY RIGHTS

         A person who is not party to this First Supplemental Trust Deed may not enforce any terms of this First Supplemental Trust Deed under the Contracts (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of any third party which exists or is available apart from that Act.

IN WITNESS WHEREOF this First Supplemental Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the day first before written.


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                                   SCHEDULE 1
                        CONDITIONS OF THE ORIGINAL BONDS


The following is the text of the terms and conditions of the Bonds which (subject to amendment) will be endorsed on each Bond in definitive form:

The (pound)200,000,000 7.25 per cent. Guaranteed Bonds due 2028 (the "Bonds", which expression shall in these Terms and Conditions, unless the context otherwise requires, include any further bonds issued pursuant to Condition 18 and forming a single series with the Bonds) of Yorkshire Power Finance Limited (the "Issuer") are constituted by the trust deed dated 4th February, 1998 (the "Principal Trust Deed"), between the Issuer, Yorkshire Power Group Limited (the "Guarantor") and Bankers Trustee Company Limited (the "Trustee", which expression shall include any successor) as trustee for the Holders of the Bonds ("Bondholders") as supplemented by a first supplemental trust deed dated 1st October, 2001 (the "First Supplemental Trust Deed") made between the Issuer, the Guarantor and the Trustee. The Principal Trust Deed and the First Supplemental Trust Deed are together referred to as the "Trust Deed". The issue of the Bonds was authorised by resolutions of the board of directors of the Issuer passed on 5th January, 1998 and of a committee of the board of directors of the Issuer passed on 22nd January, 1998 and of the board of directors of the Issuer passed on 28th September, 2001 and, inter alia, the giving of the guarantee in respect of the Bonds (which is contained in the Trust Deed) was authorised by resolutions of the board of directors of the Guarantor passed on 2nd December, 1997 and on 28th September, 2001. The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of and definitions in the Trust Deed. The Bonds are also issued with the benefit of an agency agreement dated 4th February, 1998 (the "Principal Agency Agreement") made between the Issuer, the Guarantor, Union Bank of Switzerland as principal paying agent (the "Principal Paying Agent", which expression shall include any successor) and the other paying agent named therein (together with the Principal Paying Agent, the "Paying Agents", which expression shall include any additional or successor paying agents) and the Trustee, as supplemented by a first supplemental agency agreement dated 1st October, 2001 (the "Supplemental Agency Agreement") made between the Issuer, the Guarantor and the Paying Agents (including HSBC Bank plc as principal paying agent, being the successor to Morgan Guaranty Trust Company of New York, London office in that capacity). The Principal Agency Agreement and the Supplemental Agency Agreement are together referred to as the "Agency Agreement". Copies of the Trust Deed and the Agency Agreement are available for inspection during normal business hours by the Bondholders and the holders of the interest coupons appertaining to the Bonds (respectively, the "Couponholders" and the "Coupons") at the registered office for the time being of the Trustee, being at 1st October, 2001 at Winchester House, 1 Great Winchester Street, London EC2N 2DB, and at the specified office of each of the Paying Agents. The Bondholders and the Couponholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the Agency Agreement. The Bonds will have talons for further Coupons ("Talons") attached on issue. Any reference herein to Coupons or coupons shall, unless the context otherwise requires, be deemed to include a reference to Talons or talons and the expression "Couponholders" shall, unless the context otherwise requires, include the holders of the Talons.

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1.       Form, Denominations and Title

         The Bonds are in bearer form, serially numbered, in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each with Coupons and Talons attached on issue. Title to the Bonds and to the Coupons and Talons will pass by delivery. Bonds of one denomination cannot be exchanged for Bonds of another denomination.

         The Issuer, the Guarantor, any Paying Agent and the Trustee may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond and the holder of any Coupon as the absolute owner for all purposes (whether or not the Bond or Coupon shall be overdue and notwithstanding any ownership or writing on the Bond or Coupon or any notice of previous loss or theft of the Bond or Coupon).

2.       Status of the Bonds

         The Bonds and the Coupons are direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of the Issuer and, subject as aforesaid, rank and will rank pari passu, without any preference among themselves, with all other outstanding unsecured and unsubordinated obligations of the Issuer, present and future, but, in the event of insolvency, only to the extent permitted by the applicable laws relating to creditors' rights.

3.       Negative Pledge

         So long as any of the Bonds remains outstanding (as defined in the Trust Deed) the Issuer and the Guarantor will procure that no Relevant Indebtedness (as defined below) of the Issuer, the Guarantor, Yorkshire Electricity Group plc ("YEG") or any Distribution Subsidiary (as defined below) or of any other person and no guarantee by the Issuer, the Guarantor, YEG or any Distribution Subsidiary of any Relevant Indebtedness of any other person will be secured by a mortgage, charge, lien, pledge or other security interest (each a "Security Interest") upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Issuer, the Guarantor, YEG or any Distribution Subsidiary unless the Issuer and the Guarantor shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

         (i) all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed, or by the Guarantor under the Guarantee (as defined below), are secured equally and rateably with the Relevant Indebtedness or guarantee, as the case may be, by the Security Interest to the satisfaction of the Trustee; or

         (ii) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed, or by the Guarantor under the Guarantee, either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be

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                  approved by an Extraordinary Resolution (as defined in the
                  Trust Deed) of the Bondholders,

         save that the Issuer, the Guarantor, YEG or any Distribution Subsidiary may create or have outstanding a Security Interest in respect of any of its Relevant Indebtedness and/or any guarantees given by the Issuer, the Guarantor, YEG or any Distribution Subsidiary in respect of any Relevant Indebtedness of any other person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of the Bonds, the Coupons and the Trust Deed as aforesaid) where such Relevant Indebtedness has an initial maturity falling not earlier than 4th August, 2028 and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)200,000,000 and 20 per cent. of the Capital and Reserves (as defined below).

         For the purposes of these Terms and Conditions:

         (a)      "Capital and Reserves" means the aggregate of:

                  (i) the amount paid up or credited as paid up on the share capital of the Guarantor; and

                  (ii) the total of the capital, revaluation and revenue reserves of the Group, including any share premium account, capital redemption reserve and credit balance on the profit and loss account, but excluding sums set aside for taxation and amounts attributable to outside shareholders in Subsidiary Undertakings (as defined below) and deducting any debit balance on the profit and loss account, all as shown in the then latest audited consolidated balance sheet of the Group prepared in accordance with the historical cost convention (as modified by the revaluation of certain fixed assets) for the purposes of the Companies Act 1985, but adjusted as may be necessary in respect of any variation in the paid up share capital or share premium account of the Guarantor since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Group and/or as the Auditors (as defined in the Trust Deed) may consider appropriate.

                  A report by the Auditors as to the amount of the Capital and Reserves at any given time shall, in the absence of manifest error, be conclusive and binding on all parties;

         (b) "Distribution Licence means the electricity distribution licence granted under section 6(1)(c) of the Electricity Act 1989, as amended by the Utilities Act 2000, to the Distribution Subsidiary (as defined below);

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         (c)      "Distribution Subsidiary" means Yorkshire Electricity
                  Distribution plc, as holder of the Distribution Licence, or any other Subsidiary of the Guarantor that holds the Distribution Licence from time to time;

         (d) "Excluded Subsidiary" means any Subsidiary of the Guarantor (other than a Distribution Subsidiary):

                  (i) which is a single purpose company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset;

                  (ii) none of whose indebtedness for borrowed money in respect of the financing of such ownership, acquisition, development and/or operation of an asset is subject to any recourse whatsoever to any member of the Group (other than another Excluded Subsidiary) in respect of the repayment thereof, except as expressly referred to in paragraph (g)(ii)(3); and

                  (iii) which has been designated as such by the Guarantor by written notice to the Trustee, provided that the Guarantor may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary, whereupon it shall cease to be an Excluded Subsidiary;

         (e)      "Group" means the Guarantor and the Subsidiary Undertakings;

         (f) "indebtedness for borrowed money" means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed, (ii) liabilities under or in respect of any acceptance or acceptance credit, or (iii) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash;

         (g) "Project Finance Indebtedness" means any indebtedness for borrowed money to finance the ownership, acquisition, development and/or operation of an asset:

                  (i) which is incurred by an Excluded Subsidiary; or

                  (ii) in respect of which the person or persons to whom any such indebtedness for borrowed money is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary) for the repayment thereof other than:

                           (1) recourse to such borrower for amounts limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from such asset; and/or

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                           (2)      recourse to such borrower for the purpose
                                    only of enabling amounts to be claimed in respect of such indebtedness for borrowed money in an enforcement of any encumbrance given by such borrower over such asset or the income, cash flow or other proceeds deriving therefrom (or given by any shareholder or the like in the borrower over its shares or the like in the capital of the borrower) to secure such indebtedness for borrowed money, provided that (aa) the extent of such recourse to such borrower is limited solely to the amount of any recoveries made on any such enforcement, and
                                    (bb) such person or persons are not
                                    entitled, by virtue of any right or claim arising out of or in connection with such indebtedness for borrowed money, to commence proceedings for the winding up or dissolution of the borrower or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of the borrower or any of its assets (save for the assets the subject of such encumbrance); and/or

                           (3) recourse to such borrower generally, or directly or indirectly to a member of the Group, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available;

         (h) "Relevant Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration other than cash, and which, with the agreement of the person issuing the same are quoted, listed or ordinarily dealt in on any stock exchange or recognised over-the-counter or other securities market, but shall in any event not include Project Finance Indebtedness;

         (i) "Subsidiary" means a subsidiary within the meaning of Section 736 of the Companies Act 1985;

         (j)      "Subsidiary Undertaking" shall have the meaning given to it by
                  Section 258 of the Companies Act 1985 (but shall exclude any undertakings (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of the Guarantor, nor (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Group since the date as at which any such audited accounts were prepared) would its accounts have been

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                  so included or consolidated if it had become so on or before that date); and

         (k) any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of the obligation.

4.       Guarantee

         The Guarantor has in the Trust Deed unconditionally and irrevocably guaranteed the due payment of the principal and interest on the Bonds and all other moneys payable under the Trust Deed. Its obligations in that respect (the "Guarantee") constitute direct and, subject to Condition 3, unsecured and unsubordinated obligations of the Guarantor ranking, subject as aforesaid, pari passu and rateably with all its other unsecured and unsubordinated obligations present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors' rights.

5.       Interest

         The Bonds bear interest from (and including) 4th February, 1998 (the "Closing Date") at the rate of 7.25 per cent. per annum, payable annually in arrear on 4th August in each year (each an "Interest Payment Date"), the first such payment being made on 4th August, 1998 in respect of the period from (and including) the Closing Date to (but excluding) 4th August 1998. All amounts of interest will be rounded upwards, if necessary, to the nearest penny. Accordingly, interest payable on 4th August, 1998 will amount to (pound)36.25 per (pound)1,000, (pound)362.50 per (pound)10,000 and (pound)3,625.00 per
         (pound)100,000 respectively in principal amount of the Bonds.

         Each Bond will cease to bear interest from its due date for redemption unless, upon presentation, payment of the principal in respect of the Bond is improperly withheld or refused or unless default is otherwise made in respect of such payment, in which event interest shall continue to accrue as provided in the Trust Deed.

         When interest is required to be calculated in respect of a period of less than a full year, it shall be calculated on the basis of a 360 day year consisting of 12 months of 30 days each.

6.       Payments

         Payments of principal and interest in respect of each Bond will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the Bond, except that payments of interest due on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupons, in each case at the specified office of any of the Paying Agents.

         Payments in respect of each Bond will be made at the specified office of any Paying Agent, at the option of the holder, by sterling cheque drawn on, or by transfer to a sterling account maintained by the payee with, a bank in London, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 9.

         Each Bond should be presented for payment together with all relative unmatured Coupons, failing which the full amount of any relative missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupon which the amount so paid bears to the total amount due) will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 9) in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 10), or, if later, five years after the date on which the Coupon would have become due, but not thereafter.

         A holder shall be entitled to present a Bond or Coupon for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

         "Presentation Date" means a day which (subject to Condition 10):

         (i) is or falls after the relevant due date but, if the due date is not or was not a Business Day in London, is or falls after the next following such Business Day; and

         (ii) is a Business Day in the place of the specified office of the Paying Agent at which the Bond or Coupon is presented for payment and, in the case of payment by transfer to a sterling account in London as referred to above, in London.

         "Business Day" means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments in that place.

         The names of the Paying Agents and their specified offices are set out at the end of these Terms and Conditions. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that it will at all times maintain at least two Paying Agents having specified offices in separate European cities approved by the Trustee, one of which, so long as the Bonds are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, shall be Luxembourg. Notice of any termination or appointment and of any changes in specified offices will be given to the bondholders promptly by the Issuer in accordance with Condition 15.

7.       Redemption and Purchase

         (a) Unless previously redeemed or purchased and cancelled as provided below, the Issuer will redeem the Bonds at their principal amount on 4th August, 2028.

         (b) The Issuer may, at any time, having given notice to the Bondholders in accordance with this Condition 7(b) (which notice shall be irrevocable), redeem the Bonds in whole or in part (but if in part, in integral multiples of (pound)1,000,000 in principal amount thereof), at the price which shall be the higher of the following, together with interest accrued up to the date of redemption:

                  (i)      par; and

                  (ii) that price (the "Redemption Price"), expressed as a percentage rounded to three decimal places (0.0005 being rounded down), at which the Gross Redemption Yield on the Bonds, if they were to be purchased at such price on the third dealing day prior to the publication of the notice of redemption or, in the case of a partial redemption, the first notice of redemption referred to below, would be equal to the Gross Redemption Yield on such dealing day of the 7 1/4 per cent. Treasury Stock 2007 or of such other United Kingdom Government Stock as the Trustee, with the advice of three leading brokers operating in the gilt-edged market and/or gilt-edged market makers, shall determine to be appropriate (the "Reference Stock") on the basis of the middle market price of the Reference Stock prevailing on such dealing day, as determined by UBS Limited or its successors (or such other person(s) as the Trustee may approve).

                  The Gross Redemption Yield on the Bonds and the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries as reported in the journal of the Institute of Actuaries, Vol. 105, Part I, 1978, page 18 or on such other basis as the Trustee may approve.


                  In the case of a partial redemption of Bonds, Bonds to be redeemed will be selected individually by lot in such place as the Trustee may approve and in such manner as the Trustee shall deem to be appropriate and fair without involving any part only of a Bond, not more than 65 days before the date fixed for redemption. In the case of a redemption of all of the Bonds pursuant to this Condition 7(b), notice will be given to the Bondholders by the Issuer in accordance with Condition 15 once not less than 30 nor more than 60 days before the date fixed for redemption. In the case of a partial redemption, notice will be so given twice, first not less than 80 nor more than 95 days, and secondly not less than 30 nor more than 60 days, before the date fixed for redemption. Each notice will specify the date fixed for redemption and the redemption price and, in the case of a partial redemption, the aggregate principal amount of the Bonds to be redeemed, the serial numbers of Bonds previously called (in whole or in part) for redemption and not presented for payment and the aggregate principal amount of the Bonds which will be outstanding after the partial redemption. In addition, in the case of a partial redemption, the second notice will specify the serial numbers of the Bonds called for redemption.

                  Upon the expiry of any such notice as is referred to above, the Issuer shall be bound to redeem the Bonds to which the notice refers at the relative redemption price applicable at the date of such redemption together with interest accrued to but excluding such date.

         (c) If as a result of any change in, or amendment to, the laws or regulations of the Relevant Jurisdiction (as defined below), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after 13th January, 1998, either (I) the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 9 (and such amendment or change has been evidenced by the delivery by the Issuer to the Trustee (who shall accept such certificate and opinion as sufficient evidence thereof) of (i) a certificate signed by two directors of the Issuer on behalf of the Issuer stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it and (ii) an opinion in a form satisfactory to the Trustee of independent legal advisers of recognised standing to whom the Trustee shall have no reasonable objection to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective)), or (2) the Guarantor would be unable for reasons outside its control to procure payment by the Issuer and in making payment itself would be required to pay additional amounts, the Issuer may at its option, having given not less than 30 nor more than 60 days' notice to the Bondholders in accordance with Condition 15 (which notice shall be irrevocable), redeem all the Bonds (other than Bonds in respect of which the Issuer shall have given a notice of redemption pursuant to Condition 7(b) prior to any notice being given under this Condition 7(c)) but not some only, at their principal amount together with interest (if any) accrued to the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Issuer or, as the case may be, the Guarantor would be required to pay such additional amounts were a payment in respect of the Bonds then due.

                  Upon the expiry of any such notice as is referred to above (and subject as provided above), the Issuer shall be bound to redeem the Bonds at their principal amount together with interest accrued to but excluding the redemption date.

                  In these Terms and Conditions "Relevant Jurisdiction" in relation to the Issuer or, as the case may be, the Guarantor means the jurisdiction in which the Issuer or, as the case may be, the Guarantor is generally resident for tax purposes (being, at the date of issue of the Bonds, the United Kingdom in relation to both the Issuer and the Guarantor) and any political sub-division of, or authority in, or of, such jurisdiction having power to tax.

         (d) The Issuer, the Guarantor or any of the Guarantor's other Subsidiaries may at any time purchase the Bonds in any manner and at any price. If purchases are made by tender, tenders must be available to all Bondholders alike.

         (e) All Bonds which are redeemed by the Issuer will forthwith be cancelled (together with all relative unmatured Coupons attached to the Bonds or surrendered with the Bonds) and may not be reissued or resold. Bonds purchased by the Issuer, the Guarantor or any of the Guarantor's other Subsidiaries may be held or reissued or resold or surrendered for cancellation.

8.       Redemption at the Option of Bondholders

         (a) (i) If, at any time while any of the Bonds remains outstanding, a Restructuring Event (as defined below) occurs and prior to the commencement of or during the Restructuring Period (as defined below) an independent financial adviser (as defined below) shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Bondholders, the following provisions of this Condition 8 shall cease to have any further effect in relation to such Restructuring Event.

                  (ii) If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and (subject to Condition 8(a)(i)):

                            (A) within the Restructuring Period, either:

                                    (1)     if at the time such Restructuring
                                            Event occurs there are Rated
                                            Securities (as defined below), a
                                            Rating Downgrade (as defined below)
                                            in respect of such Restructuring
                                            Event also occurs; or

                                     (2)    if at such time there are no Rated
                                            Securities, a Negative Rating Event
                                            (as defined below) also occurs; and

                           (B) an independent financial adviser shall have certified in writing to the Trustee that such Restructuring Event will be or is, in its opinion, materially prejudicial to the interests of the Bondholders (a "Negative Certification"), then, unless at any time the Issuer shall have given a notice under Condition 7(b) in respect of the Bonds in whole or in part or Condition 7(c) in respect of all of the Bonds, in each case expiring prior to the Put Date (as defined below), the holder of each Bond will, upon the giving of a Put Event Notice (as defined below), have the option (the "Put Option") to require the Issuer to redeem or, at the option of the Issuer, purchase (or procure the purchase of) that Bond on the Put Date at its principal amount together with (or, where purchased, together with an amount equal to) interest (if any) accrued to (but excluding) the Put Date.

         A Restructuring Event shall be deemed not to be materially prejudicial to the interests of the Bondholders if, notwithstanding the occurrence of a Rating Downgrade, the rating assigned to the Rated Securities by any Rating Agency (as defined below) is subsequently increased to an investment grade rating (BBB-/Baa3 or their respective equivalents for the time being, or better) prior to any Negative Certification being issued.

         Any certification by an independent financial adviser as aforesaid as to whether or not, in its opinion, any Restructuring Event will be or is materially prejudicial to the interests of the Bondholders shall be conclusive and binding on the Trustee, the Issuer, the Guarantor and the Bondholders. For the purposes of this Condition 8, an "independent financial adviser" means a financial adviser appointed by the Issuer and the Guarantor and approved by the Trustee (such approval not to be unreasonably withheld or delayed) or, if the Issuer and the Guarantor shall not have appointed such an adviser within 21 days after becoming aware of the occurrence of such Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with the Issuer and the Guarantor.

         (b) Promptly upon the Issuer becoming aware that a Put Event (as defined below) has occurred, and in any event not later than 14 days after the occurrence of a Put Event, the Issuer shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding shall, give notice (a "Put Event Notice") to the Bondholders in accordance with Condition 15 specifying the nature of the Put Event and the procedure for exercising the Put Option.

         (c) To exercise the Put Option, the holder of a Bond must deliver such Bond to the specified office of any Paying Agent, on a day which is a Business Day (as defined in Condition 6) in London and in the place of such specified office falling within the period (the "Put Period") of 45 days after that on which a Put Event Notice is given, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of Paying Agent (a "Put Notice") and in which the holder may specify a bank account complying with the requirements of Condition 6 to which payment is to be made under this Condition 8. Each Bond should be delivered together with all Coupons appertaining thereto maturing after the day (the "Put Date") being the fifteenth day after the date of expiry of the Put Period, failing which an amount equal to the face value of any such missing Coupon will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner provided in Condition 6 against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant missing Coupon at any time before the expiry of 10 years after the Relevant Date in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 10) or, if later, five years after the date on which such Coupon would have become due, but not thereafter. The Paying Agent to which such Bond and Put Notice are delivered shall issue to the bondholder concerned a non-transferable receipt in respect of the Bond so delivered. Payment in respect of any Bond so delivered shall be made, if the holder duly specifies a bank account in the Put Notice to which payment is to be made on the Put Date, by transfer to that bank account and, in every other case, on or after the Put Date in each case against presentation and surrender or (as the case may be) endorsement of such receipt at any specified office of any Paying Agent, subject in any such case as provided in Condition 6. A Put Notice, once given, shall be irrevocable. For the purposes of Conditions 1, 10, 11, 12, 14 and 16 and for certain other purposes specified in the Trust Deed, receipts issued pursuant to this Condition 8 shall be treated as if they were Bonds. The Issuer shall redeem or, at the option of the Issuer, purchase (or procure the purchase of) the relevant Bond on the applicable Put Date unless previously redeemed or purchased.

         (d)      For the purposes of these Terms and Conditions:

                  (i) A "Negative Rating Event" shall be declared to have occurred if (A) the Issuer does not either prior to
                           or not later   than  14  days  after  the date  of a
                           Negative Certification in respect of the relevant Restructuring Event seek, and thereupon use all reasonable endeavours to obtain, a rating of the Bonds or any other unsecured and unsubordinated debt of the Issuer (or of any other Subsidiary of the Guarantor and which is guaranteed on an unsecured and unsubordinated basis by the Guarantor) having an initial maturity of five years or more from a Rating Agency or (B) it does so seek and use such endeavours, but is unable, as a result of such Restructuring Event, to obtain such a rating at least investment grade (BBB-/Baa3, or their respective equivalents for the time being).

                  (ii) A "Put Event" occurs on the date of the last to occur of (aa) a Restructuring Event, (bb) either a Rating Downgrade or, as the case may be, a Negative Rating Event and (cc) the relevant Negative Certification.

                  (iii) "Rating Agency" means Standard & Poor's Ratings Group or any of its successors or Moody's Investors Service or any of its successors or any rating agency substituted for either of them (or any permitted substitute of them) by the Issuer from time to time with the prior written approval of the Trustee (such approval not to be withheld or delayed).

                  (iv) A "Rating Downgrade" shall be deemed to have occurred in respect of a Restructuring Event if the then current client rating assigned to the Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of the Issuer or by its own volition) is withdrawn or reduced from an investment grade rating (BBB-/Baa3, or their respective equivalents for the time being, or better) to a non-investment grade rating (BB+/Ba1, or their respective equivalents for the time being, or worse) or, if the Rating Agency shall then have already rated the Rated Securities below investment grade (as described above), the rating is lowered one full rating category.

                  (v) "Rated Securities" means the Bonds, if at any time and for so long as they shall have a rating from a Rating Agency, and otherwise any other unsecured and unsubordinated debt of the Issuer (or of any other Subsidiary of the Guarantor and which is guaranteed on an unsecured and unsubordinated basis by the Guarantor) having an initial maturity of five years or more which is rated by a Rating Agency.

                  (vi) "Restructuring Event" means the occurrence of any one or more of the following events:

                           (A) (aa) the Secretary of State for Trade and Industry (or any successor) giving the Distribution Subsidiary written notice of revocation of the Distribution Licence or
                                    (bb) the Distribution Subsidiary agreeing in writing with the Secretary of State for Trade and Industry (or any successor) to any revocation or surrender of the Distribution Licence or (cc) any legislation (whether primary or subordinate) being enacted terminating or revoking the Distribution Licence, except in any such case in circum-stances where a licence or licences on substantially no less favourable terms is or are granted to the Distribution Subsidiary or another directly or indirectly owned Subsidiary of the Guarantor; or

                           (B) any modification (other than a modification which is of a formal, minor or technical nature) being made to the terms and conditions of the Distribution Licence on or after 1st October, 2001 unless two directors of the Guarantor or, with the consent of the Trustee, of the Distribution Subsidiary have certified in good faith to the Trustee that the modified terms and conditions are not materially less favourable to the business of the Guarantor or the Distribution Subsidiary, as the case may be; or

                           (C) any legislation (whether primary or sub-ordinate) is enacted which removes, qualifies or amends (other than an amend-ment which is of a formal, minor or technical nature) the duties of the Secretary of State for Trade and Industry (or any successor) and/or the Gas and Electricity Markets Authority (or any successor) under Section 3 of the Electri-city Act 1989, as amended by the Utilities Act 2000, unless two directors of the Guarantor or, with the consent of the Trustee, of the Distribution Subsidiary have certified in good faith to the Trustee that such removal, qualification or amendment does not have a materially adverse effect on the financial condition of the Guarantor or the Distribution Subsidiary, as the case may be.

                  (vii) "Restructuring Period" means:

                           (A) if at the time a Restructuring Event occurs there are Rated Securities, the period of 90 days starting from and including the day on which that Restructuring Event occurs; or

                           (B) if at the time a Restructuring Event occurs there are no Rated Securities, the period starting from and including the day on which that Restructuring Event occurs and ending on the day 90 days following the later of
                                    (aa) the date on which the Issuer shall seek to obtain a rating pursuant to Condition 8(d)(i) prior to the expiry of the 14 days referred to in the definition of Negative Rating Event and (bb) the date on which a Negative Certification shall have been given to the Issuer in respect of that Restructuring Event.

                  (viii) A Rating Downgrade or a Negative Rating Event or a non-investment grade rating shall be deemed not to have occurred as a result or in respect of a Restructuring Event if the Rating Agency making the relevant reduction in rating or, where applicable, declining to assign a rating of at least investment grade as provided in this Condition 8 does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstance comprised in or arising as a result of the applicable Restructuring Event.

                  The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and until it shall have actual knowledge or express notice pursuant to the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event or other such event has occurred.

9.       Taxation

         All payments in respect of the Bonds or the Guarantee by the Issuer or, as the case may be, the Guarantor shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the Relevant Jurisdiction unless the withholding or deduction of the Taxes is required by law. In that event, the Issuer or, as the case may be, the Guarantor will pay such additional amounts as may be necessary in order that the net amounts received by the Bondholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Bonds or, as the case may be, Coupons in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Bond or Coupon:

         (a) to, or to a third party on behalf of, a holder who is liable to the Taxes in respect of the Bond or Coupon by reason of his having some connection with the Relevant Jurisdiction other than the mere holding of the Bond or Coupon; or

         (b) where the Coupon is presented for payment in the Relevant Jurisdiction; or

         (c) presented for payment more than 30 days after the Relevant Date except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 days; or

         (d) to, or to a third party on behalf of, a holder who would not be liable or subject to the withholding deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority; or

         (e) where the withholding or deduction is imposed on payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive; or

         (f) presented for payment by or on behalf of a holder who would have been able to avoid the withholding or deduction by presenting the relevant Bond or Coupon to another Paying Agent in a Member State of the EU.

         As used herein, "Relevant Date" means the date on which the payment first becomes due but, if the full amount of the money payable has not been received in London by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Bondholders by the Issuer in accordance with Condition 15.

         Any reference in these Terms and Conditions to any amounts in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or under any undertakings given in addition to, or in substitution for, this Condition pursuant to the Trust Deed.

10.      Prescription

         Bonds and Coupons will become void unless presented for payment within periods of 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date in respect of the Bonds or, as the case may be, the Coupons, subject to the provisions of Condition 6.

11.      Events of Default

         The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall (but, in the case of the happening of any of the events mentioned in sub-paragraphs (b), (c), (e), (f), (g) and (h) below, only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Bondholders and subject in each case to being indemnified by, or on behalf of, Bondholders to its satisfaction), give notice to the Issuer that the Bonds are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed) if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Trustee):

         (a) if default is made for a period of 14 days or more in the payment of any principal or the purchase price due in respect of any Bond pursuant to Condition 8 or 21 days or more in the payment of any interest due in respect of the Bonds or any of them; or

         (b) if either the Issuer or the Guarantor fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Bonds or the Trust Deed and (except where the Trustee shall have certified to the Issuer and the Guarantor in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 60 days (or such longer period as the Trustee may in its absolute discretion permit) next following the service by the Trustee on the Issuer and the Guarantor of notice requiring the same to be remedied; or

         (c) if (i) any other indebtedness for borrowed money of the Issuer, the Guarantor or any Principal Subsidiary becomes due and repayable prior to its stated maturity by reason of an event of default (howsoever described) or (ii) any such indebtedness for borrowed money is not paid when due or, as the case may be, within any applicable grace period (as originally provided) or (iii) the Issuer, the Guarantor or any Principal Subsidiary fails to pay when due (or, as the case may be, within any originally applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money of any person or (iv) any security given by the Issuer, the Guarantor or any Principal Subsidiary for any indebtedness for borrowed money of any person or any guarantee or indemnity of indebtedness for borrowed money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant indebtedness for borrowed money or any such guarantee or indemnity as aforesaid shall be due and payable, provided that the aggregate amount of the relevant indebtedness for borrowed money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds whichever is the greater of(pound)20,000,000 or its equivalent in other currencies (as determined by the Trustee) or 2 per cent. of the Capital and Reserves, and for the purposes of this sub-paragraph (c), "indebtedness for borrowed money" shall exclude Project Finance Indebtedness; or

         (d) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Issuer or the Guarantor save for the purposes of amalgamation, merger, consolidation, reorganization, reconstruction or other similar arrangement on terms previously approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

         (e) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of a Principal Subsidiary, save for the purposes of amalgamation, merger, consolidation, reorganization, reconstruction or other similar arrangement (i) not involving or arising out of the insolvency of such other Principal Subsidiary and under which all the surplus assets of such Principal Subsidiary are transferred to the Guarantor or any of its other Subsidiaries or (ii) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

         (f) if the Issuer, the Guarantor or any Principal Subsidiary shall cease to carry on substantially the whole of its business, save in each case for the purposes of amalgamation, merger,
                  consolidation,   reorganization,   reconstruction  or  other
                  similar arrangement (i) not involving or arising out of the insolvency of the Issuer, the Guarantor or such Principal Subsidiary and under which all or substantially all of its assets are transferred to another member of the Group or
                  (ii) under which all or substantially all of its assets are transferred to a third party or parties (whether associates or not) for full consideration by the Issuer, the Guarantor or a Principal Subsidiary on an arm's length basis or (iii) where the transferee is or immediately upon such transfer becomes a Principal Subsidiary or (iv) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders, provided that if a Distribution Subsidiary shall cease to hold or shall transfer the Distribution Licence, it shall be deemed to have ceased to carry on the whole or substantially the whole of its business (and none of exceptions (i) to (iii) shall apply) unless the transferee is a Subsidiary of the Guarantor; or

         (g) if the Issuer, the Guarantor or any Principal Subsidiary shall suspend or shall threaten to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable, or shall admit in writing its inability, to pay its debts (within the meaning of Section 123(l) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors under Section 1 of the Insolvency Act 1986; or

         (h) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Issuer, the Guarantor or any Principal Subsidiary or in relation to the whole or a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 90 days (or such longer period as the Trustee may in its absolute discretion permit); or

         (i) if the Guarantor ceases to own directly or indirectly at least 51 per cent. of the ordinary share capital of YEG.

         For the purposes of sub-paragraph (g) above, Section 123(l)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Gas and Electricity Markets Authority (or any successor) may from time to time determine by notice in writing to the Secretary of State for Trade and Industry (or any successor).

         None of the Issuer, the Guarantor or any Principal Subsidiary shall be deemed to be unable to pay its debts for the purposes of sub-paragraph
         (g) above if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the relevant company with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Trustee under the first paragraph of this Condition 11.

         For the purposes of these Terms and Conditions, a "Principal Subsidiary" at any time shall mean a Subsidiary of the Guarantor (other than the Issuer and not being an Excluded Subsidiary or any other Subsidiary of the Guarantor whose only indebtedness for borrowed money is Project Finance Indebtedness):

                  (A) whose (i) net profits before tax or (ii) gross assets represent 20 per cent. or more of the consolidated net profits before tax of the Group or consolidated gross assets of the Group respectively, in each case as calculated by reference to the then latest audited financial statements of such Subsidiary (consolidated in the case of a company which itself has Subsidiaries and which, in the normal course, prepares consolidated accounts) and the then latest audited consolidated financial statements of the Group; or

                  (B) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Guarantor which immediately prior to such transfer is a Principal Subsidiary, whereupon the transfer Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under the provisions of this sub-paragraph (B) (but without prejudice to the provisions of sub-paragraph (A) above), upon publication of its next audited financial statements, all as more fully defined in the Trust Deed.

         A report by the Auditors that, in their opinion, a Subsidiary of the Guarantor is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on all parties.

12.      Enforcement

         The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer or the Guarantor as it may think fit to enforce the provisions of the Trust Deed, the Bonds and the Coupons but it shall not be bound to take any proceedings or any other action in relation to the Trust Deed, the Bonds or the Coupons unless
         (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified to its satisfaction. No Bondholder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and such failure shall be continuing.

13.      Substitution

         The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer and the Guarantor to the substitution in place of the Issuer or the Guarantor (or, in either case, of any previous substitute under this Condition) as the principal debtor under or, as the case may be, guarantor in respect of the Bonds, the Coupons and the Trust Deed of any other Subsidiary of the Guarantor, subject to (a) the Bonds being unconditionally and irrevocably guaranteed by the Guarantor, (b) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution and (c) certain other conditions set out in the Trust Deed being complied with.

14.      Replacement of Bonds and Coupons

         Should any Bond or Coupon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Principal Paying Agent (or such other Paying Agent as may be approved by the Trustee for such purpose) upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

15.      Notices

         All notices to the Bondholders will be valid if published (i) in a leading English language daily newspaper published in London (which is expected to be the Financial Times) or such other English language daily newspaper with general circulation in Europe as the Trustee may approve and (ii) (so long as the Bonds are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require) in a leading newspaper having general circulation in Luxembourg which is expected to be the Luxemburger Wort. Any notice shall be deemed to have been given on the date of publication or, if so published and more than once, on the date of the first publication in both such newspapers. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

         Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition.

16.      Meetings of Bondholders, Modification, Waiver and Authorisation

         (a) The Trust Deed contains provisions for convening meetings of the Bondholders to consider any matter affecting their
                  interests,   including  the  modification  by  Extraordinary
                  Resolution of these Terms and Conditions or the provisions of the Trust Deed. The quorum at any meeting for passing an Extraordinary Resolution will be one or more persons present holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned such meeting one or more persons present whatever the principal amount of the Bonds held or represented by him or them, except that at any meeting, the business of which includes the modification of certain of the provisions of these Terms and Conditions and certain of the provisions of
                  the  Trust  Deed,  the  necessary   quorum  for  passing  an
                  Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the
                  principal   amount  of  the   Bonds   for  the  time   being
                  outstanding.  An  Extraordinary  Resolution  passed  at  any
                  meeting   of  the   Bondholders   will  be  binding  on  all
                  Bondholders, whether or not they are present at the meeting, and on all Couponholders.

         (b) The Trustee may agree, without the consent of the Bondholders or Couponholders, to any modification (subject to certain exceptions) of, or to the waiver or authorisation of any breach or proposed breach of, any of these Terms and Conditions or any of the provisions of the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders or to any modification which is of a formal, minor or technical nature or to correct a manifest error.

         (c) In connection with the exercise by it of any of its trusts, powers, authorities or discretions (including, without limitation, any modification, waiver, authorisation or substitution), the Trustee shall have regard to the interests of the Bondholders as a class and, in particular but without limitation, shall not have regard to the consequences of the exercise of its trusts, powers, authorities or discretions for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders or Couponholders except to the extent already provided for in Condition 9 and/or any undertaking given in addition to, or in substitution for, Condition 9 pursuant to the Trust Deed.

         (d) Any modification, waiver or authorisation shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any modification shall be notified by the Issuer to the Bondholders as soon as practicable thereafter in accordance with Condition 15.

17.      Indemnification of the Trustee

         The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking action unless indemnified to its satisfaction.

18.      Further Issues

         The Issuer is at liberty from time to time without the consent of the Bondholders or Couponholders to create and issue further bonds or notes either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so that the same shall be consolidated and form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may determine at the time of the issue. Any further bonds or notes which are to form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed shall, and any other further bonds or notes, may (with the consent of the Trustee), be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Bondholders and the holders of bonds or notes of other series in certain circumstances where the Trustee so decides.

19.      Contracts (Rights of Third Parties) Act 1999

         No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Bond, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

20.      Governing Law

         The Trust Deed, the Bonds and the Coupons are governed by, and will be construed in accordance with, English law.

                                   SCHEDULE 2

                          FORM OF NOTICE TO BONDHOLDERS

                    NOTICE TO THE HOLDERS of the outstanding

           (pound)200,000,000 7.25 per cent. Guaranteed Bonds due 2028 of

                         YORKSHIRE POWER FINANCE LIMITED
           (Incorporated in the Cayman Islands with limited liability)

                  Unconditionally and irrevocably guaranteed by

                          YORKSHIRE POWER GROUP LIMITED



NOTICE IS HEREBY GIVEN to the holders (the "Bondholders") of the above-mentioned Bonds (the "Bonds") issued by Yorkshire Power Finance Limited (the "Issuer") and guaranteed by Yorkshire Power Group Limited (the "Guarantor") and notice is also hereby given to the holders (the "Couponholders") of the coupons, if any (the "Coupons"), relating to the Bonds that the terms and conditions and the trust deed dated 4th February, 1998 (the "Trust Deed") relating thereto were amended as from 1st October, 2001 (the "Effective Date") to (i) reflect certain changes to the terms and conditions arising from changes in the U.K. regulatory regime for the electricity sector under the Utilities Act 2000 (the "Regulatory Changes") and (ii) to make various miscellaneous amendments to the terms and conditions.

Bankers Trustee Company Limited (the "Trustee") is of the opinion, having received expert advice in respect of amendments consequent on the Regulatory Changes, that the amendments referred to above are not materially prejudicial to the interests of the Bondholders and the Couponholders and therefore by virtue of clause 19(B)(i) of the Trust Deed, the Trustee has approved the amendments referred to above.

The Bonds were issued subject to an agency agreement dated 4th February, 1998 (the "Agency Agreement"). The parties have entered into a supplemental agency agreement (the "Supplemental Agency Agreement ") dated the Effective Date.

The amendments referred to above were effected by a first supplemental trust deed dated on or about the Effective Date (the "First Supplemental Trust Deed"). Copies of the First Supplemental Trust Deed, the Supplemental Agency Agreement and a supplementary offering circular dated 28th September, 2001 are available for inspection during business hours at the offices of the Trustee, being at the date hereof at Winchester House, 1 Great Winchester Street, London, EC2N 2DB and at the specified offices of the Paying Agents as set out below.

Dated:   1st October, 2001

                                  PAYING AGENTS

HSBC Bank plc                               Banque Generale du Luxembourg S.A.
Mariner House, Pepys Street                 50, Avenue J.F. Kennedy
London EC3N 4DA                             L-2951 Luxembourg


                               EXECUTION CLAUSES:

As Issuer:


Executed as a deed by YORKSHIRE POWER FINANCE LIMITED acting by:


/s/ Ken Linge
Acting under the authority of that company

in the presence of:

Name:             /s/ Mark Whitehead

Address:          15 St Johns Terrace
                  East Boldon

Occupation:       Assistant Treasurer, Northern Electric



As Guarantor:

Executed as a deed by
YORKSHIRE POWER GROUP LIMITED
acting by:


/s/ John France
Director

/s/ J. Elliott
Director/Secretary

As Trustee:

The Common Seal of
BANKERS TRUSTEE COMPANY LIMITED
was affixed to this deed in the presence of:

/s/ John Wallace
Director

/s/ Aileen McCormack
Associated Director